First Union National Bank
                              Bank of America, N.A.
                            Commercial Mortgage Trust

                                Series 2001 - C1

                          Conduit Loan Securitization
                           Total Pool : $1.31 billion

                                  March, 2001

BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

Table of Contents

o     Disclosure/Disclaimer Statement

o     Transaction Overview

o     Ten Largest Loans/Concentrations

o     Appendix:

      o   Loans Sorted by Balance

      o   Loans Sorted by Property Type


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

Disclosure/Disclaimer Statement

This material is for your private information and First Union Securities, Inc., Banc of America Securities LLC, and Salomon Barney, Inc. (the "Underwriters") are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriters consider reliable, but the Underwriters do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriters make no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriters and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriters and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriters are acting as underwriters and not acting as agents for the issuer in connection with the proposed transaction.

BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------











BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES




FUNB-BOA 2001 - C1                                                          pg 1
--------------------------------------------------------------------------------
Pool Summary

o   Aggregate Cut-Off Date Pool Balance:            $1.308 billion
o   # Loans / Properties:                           182 / 188
o   Loan Sellers:                                   First Union National Bank (53%)
                                                    Bank of America (47%)
o   Property Mix:                                   Multifamily (30.4%),Office (29.3%), Retail (25.7%)
                                                    Hospitality (8.6%), Industrial (4.7%), Other (1.3%)
o   Geographic Distribution:                        32 states (CA-22.8%, VA-9.8%, FL-8.8%)
o   WA Cut-Off LTV / Min / Max:                     67.5% / 29.7% / 81.2%
o   WA DSCR / Min / Max:                            1.42x / 1.20x / 2.32x
o   Avg. Loan Balance:                              $7.2 million
    Smallest Loan:                                  $0.4 million
    Largest Loan Portfolio:                         $79.8 million
o   Largest Loan Concentration/Top 10 Loan %:       6.1% / 31.6%
o   Prepayment Restrictions:                        93.6% L/O, Defeasance
                                                    5.7% L/O, Yld. Maintenance
                                                    0.7% L/O, Defeasance, Yld. Maintenance


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 2
--------------------------------------------------------------------------------

SECURITIES


               CERTIFICATE                 EXPECTED                                 PASS-THROUGH
               PRINCIPAL     % OF POOL      RATINGS        CREDIT      WAL            RATE
CLASS          AMOUNT        BALANCE    (MOODYS/FITCH)     SUPPORT    (YRS)         DESCRIPTION    AVAILABILIT
--------------------------------------------------------------------------------------------------------------
Class A1       $167.2mm      12.78%         Aaa/AAA        22.000%      5.75          Fixed        Yes
Class A2        853.2mm      65.22%         Aaa/AAA        22.000%      9.46          Fixed        Yes
Class B          52.3mm       4.00%          Aa/AA         18.000%      9.71          Fixed        Yes
Class C         $26.2mm       2.00%          A1/A+         16.000%      9.71          Fixed        Yes
Class D         $26.2mm       2.00%           A2/A         14.000%      9.76          Fixed        Yes
Class E         $16.4mm       1.25%          A3/A-         12.750%      9.79          Fixed        Yes
Class F         $13.1mm       1.00%        Baa1/BBB+       11.750%      9.79          Fixed        Yes
Class G            144A                     Baa2/BBB                                  Fixed         No
Class H            144A                    Baa3/BBB-                               Fixed (WAC)      No
Class J            144A                     Ba1/BB+                                   Fixed         No
Class K            144A                       BB+                                     Fixed         No
Class L            144A                      Ba2/BB                                   Fixed         No
Class M            144A                     Ba3/BB-                                   Fixed         No
Class N            144A                      B1/B+                                    Fixed         No
Class O            144A                       B2/B                                    Fixed         No
Class P            144A                      B3/B-                                    Fixed         No
Class Q            144A                      NR/NR                                    Fixed         No
Class IO I         144A                     Aaa/AAA                                   WAC-IO        NA
Class IO II        144A                     Aaa/AAA                                   WAC-IO        NA
Class IO III       144A                     Aaa/AAA                                   WAC-IO        NA






This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 3
--------------------------------------------------------------------------------
TRANSACTION SUMMARY

o   Co-Lead Managers:           Bank of America Securities LLC and First Union
                                Securities Inc.
o   Co-Manager                  Salomon Smith Barney Inc.

o   Master Servicer:            First Union National Bank

o   Special Servicer:           First Union National Bank

o   Trustee:                    Wells Fargo Bank Minnesota N.A.

o   ERISA Considerations:       Class A-1, Class A-2, Class B, Class C,
                                Class D, Class E,  Class F, Class G, and
                                Class H are expected to be ERISA eligible

o   SMMEA Eligibility:          Class A-1, Class A-2 and Class B are expected
                                to be SMMEA eligible


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 4
--------------------------------------------------------------------------------

OVERALL POOL CHARACTERISTICS
                                                                    Avg. Loan
                                                   Avg. Property       per
      Property Type        # of Loans  % of Pool       Size        SF/Unit/Rm    WA Cut-Off LTV  WA DSCR
-------------------------- ----------  ----------  --------------  ------------  -------------  ----------
Multifamily                   59          30.44%       189 units    $35,814.00         70.37%       1.40x
Office                        35          29.28%       93,074 sf       $117.98         65.98%       1.37x
Retail - Anchored             34          16.42%       93,555 sf        $68.00         70.44%       1.34x
Retail - Unanchored           16           3.53%       32,640 sf        $88.85         66.54%       1.36x
Retail - Shadow Anchored      16           5.69%       46,526 sf       $100.46         70.20%       1.29x
Hospitality                    9           8.61%         164 rms    $46,001.00         52.78%       1.97x
Industrial                     9           4.69%      224,548 sf        $30.40         71.50%       1.38x
Health Care                    1           0.77%        120 beds   $85,313.00          73.97%       1.41x
Mixed Use                      2           0.50%       83,312 sf        $39.01         61.78%       1.35x
Mobile Home Park               1           0.07%         68 pads    $12,940.00         79.81%       1.30x
                           -------------------------------------------------------------------------------
Total                         182        100.00%             N/A           N/A         67.48%       1.42x




o  No Credit Tenant Loans are included in this pool


* For purposes of calculating LTV ratios herein, 15 mortgage loans (identified as numbers 19,28,31,32,34,57,64,66,69,83,97,155,165 and 179 on Appendix -1 and
2), the principal balances of the mortgage loans were reduced by the amount of certain letters of credit (or cash escrow in the case of loan number 14) securing such mortgage loans, and for purposes of calculating DSCRs herein, the amount available under such letters of credit (or cash escrow) was reduced from the applicable principal balance of debt service calculation.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 5
--------------------------------------------------------------------------------

OVERALL POOL CHARACTERISTICS

                            GEOGRAPHIC CONCENTRATION
                        [UNITED STATES GRAPHIC OMITTED]


STATE   PERCENTAGE                   STATE     PERCENTAGE
-----   ----------                   -----     ----------
AL      0.1%                           NC      8.5%
AZ      2.8%                           NH      0.6%
CA      22.8%                          NJ      5.8%
DE      0.9%                           NM      0.2%
FL      8.8%                           NV      3.9%
GA      3.3%                           NY      2.2%
HI      0.6%                           OK      0.7%
IA      0.4%                           OH      0.4%
ID      0.5%                           PA      2.7%
IL      3.2%                           SC      1.0%
LA      1.9%                           TN      1.4%
MD      2.3%                           TX      6.5%
MI      2.0%                           VA      9.8%
MN      0.4%                           WA      1.8%
MO      1.3%
MT      0.1%




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 6
--------------------------------------------------------------------------------

OVERALL POOL CHARACTERISTICS

                                     DEBT SERVICE COVERAGE RATIO




     Property Type           # of loans       % of Pool       Min - Max DSCR         WA DSCR
-------------------------    ----------     --------------    ------------          ----------
Multifamily                      59            30.44%         1.20x - 2.13x           1.40x
Office                           35            29.28%         1.20x - 1.76x           1.37x
Retail - Anchored                34            16.42%         1.20x - 1.80x           1.34x
Hospitality                      9              8.61%         1.41x - 2.32x           1.97x
Retail - Shadow Anchored         16             5.69%         1.25x - 1.42x           1.29x

Industrial                       9              4.69%         1.22x - 1.55x           1.38x
Retail - Unanchored              16             3.53%         1.25x - 1.63x           1.36x
Health Care                      1              0.77%         1.41x - 1.41x           1.41x
Mixed Use                        2              0.50%         1.34x - 1.35x           1.35x
Mobile Home Park                 1              0.07%         1.30x - 1.30x           1.30x
----------------------------------------------------------------------------------------------
Total                           182            100.00%        1.20x - 2.32x           1.42x



[TABULAR REPRESENTATION OF BAR GRAPH]

DSCR RANGE AS % OF POOL


DSCR RANGE        % OF POOL
----------        ---------
1.20x-1.24x        21.62%
1.25x-1.29x        23.16%
1.30x-1.34x        15.06%
1.35x-1.44x        13.52%
1.45x-1.54x         4.56%
1.55x-1.74x         8.35%
>1.74x             13.73





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 7
--------------------------------------------------------------------------------
OVERALL POOL CHARACTERISTICS

                           CUT-OFF DATE LOAN-TO-VALUE

         Property Type           % of Pool     Min - Max LTV        WA LTV
    -------------------------    ----------    ---------------    -----------
    Multifamily                     30.44%     41.0% - 81.2%        70.4%
    Office                          29.28%     39.9% - 79.5%        66.0%
    Retail - Anchored               16.42%     47.3% - 81.1%        70.4%
    Hospitality                      8.61%     47.4% - 61.8%        52.8%
    Retail - Shadow Anchored         5.69%     55.3% - 75.5%        70.2%

    Industrial                       4.69%     54.6% - 79.2%        71.5%
    Retail - Unanchored              3.53%     29.7% - 73.3%        66.5%
    Health Care                      0.77%     74.0% - 74.0%        74.0%
    Mixed Use                        0.50%     59.9% - 62.3%        61.8%
    Mobile Home                      0.07%     79.1% - 79.8%        79.8%
    -------------------------------------------------------------------------
    Total                           100.00%     29.7%-81.2%         67.5%


                     [TABULAR REPRESENTATION OF BAR GRAPH]

CUT-OFF DATE LOAN-TO-VALUE AS A % OF POOL
-----------------------------------------
LOAN-TO-VALUE RANGE          % OF POOL
-------------------        --------------
25.01%-30.00%                  0.07%
35.01%-40.00%                  1.83%
40.01%-45.00%                  0.92%
45.01%-50.00%                  4.44%
50.01%-55.00%                  2.26%
55.01%-60.00%                  9.65%
60.01%-65.00%                 19.75%
65.01%-70.00%                 15.59%
70.01%-75.00%                 24.34%
75.01%-80.00%                 18.92%
80.01%-85.00%                  2.24%

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 8
--------------------------------------------------------------------------------

OVERALL POOL CHARACTERISTICS

                      LOAN SIZE DISTRIBUTION ($ MILLIONS)

                     [TABULAR REPRESENTATION OF BAR GRAPH]


SIZE OF LOAN ($MILLIONS)        % OF POOL
------------------------        ---------
<$2                                3.54%
$2-$4                             10.45%
$4-$6                              9.52%
$6-$8                             11.13%
$8-$10                            10.21%
$10-$15                           17.70%
$15-$20                            8.10%
$20-$25                            7.06%
$25-$30                           11.88%
$30-$35                            0.00%
$35-$40                            0.00%
$40-$50                           10.41%



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                          pg 9
--------------------------------------------------------------------------------

PROPERTY TYPE OVERVIEW


Retail Property Type    # of Loans   % of Pool  Loan $/SF  Property Size   WA LTV     WA DSCR
--------------------    ---------    ---------  ---------  -------------   ------     -------
Anchored Retail         34            16.42%      $90.20    93555          70.44%      1.34
Unanchored              16             3.53%     $125.61    32640          66.54%      1.36
Shadow Retail           16             5.69%     $103.66    46526          70.20%      1.29
---------------------------------------------------------------------------------------------
Total                   66            25.65%     $106.49    57574          69.85%      1.33






Office Property Type   # of Loans   % of Pool  Loan $/SF  Property Size    WA LTV    WA DSCR
---------------------  ----------   ---------  ---------  -------------    ------    -------
    Office                     25       25.14%     124.49    109317.92     66.86%       1.37
    Office - Medical           10        4.14%     110.99     52465.00     60.64%       1.37
-----------------------------------------------------------------------------------------------
    Total                      35       29.28%     117.74     80891.46     65.98%       1.37






 Hospitality                 count   balance          % Bal.   WA LTV    WA DSCR
 -----------                 -----   -------          ------   ------    -------
 Hospitality - Extended Stay   8     $49,360,178      3.77%       51.55%   2.01
 Hospitality - Full Service    4     $52,040,880      3.98%       55.02%   1.87

 Hospitality - Limited Service 3     $11,180,531      0.85%       47.78%   2.32
 -------------------------------------------------------------------------------
 Total                        15    $112,581,589     8.61%       52.78%   1.97

*** Based on number of properties - MPT the number of loans
*   Based on top three tenants identified at each property.



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

--------------------------------------------------------------------------------


                          TOP TEN LOANS/CONCENTRATIONS


--------------------------------------------------------------------------------




BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 10
--------------------------------------------------------------------------------

TOP TEN LOANS/CONCENTRATIONS


                                                                                                       Cut-off             Original
                                                                                  Approx.     % of     Date     Cut-off    Loan Per
              Loan Name               Property Type      City          State    Loan Size     Pool     DSCR    Date LTV   SF / Unit
The Cornerstone Portfolio            Multifamily       Various         Various     $79.8 mm     6.1%   1.87x     63.9%       $34,674
RFS Portfolio                        Hospitality       Various         Various     $51.9 mm     4.0%   2.32x     47.7%       $40,686
Crystal Square Four Office Building  Suburban Office   Arlington         VA        $49.8 mm     3.8%   1.32x     64.4%          $141
Adam Grant Office Building           CBD Office        San Francisco     CA        $45.9 mm     3.5%   1.27x     72.9%          $243
HCPI Portfolio                       Medical Office    Various         Various     $40.9 mm     3.1%   1.39x     59.9%           $94
Emery Tech                           CBD Office        Emeryville        CA        $40.4 mm     3.1%   1.36x     71.4%          $181
Sierra III Office Building           Suburban Office   Irving            TX        $27.1 mm     2.1%   1.47x     63.1%          $110
University City Hilton               Hospitality       Charlotte         NC        $25.9 mm     2.0%   1.73x     57.6%       $66,412
Homewood Suites Portfolio            Hospitality       Various         Various     $25.7 mm     2.0%   1.72x     54.9%       $46,909
Brown & Williamson Office Building   CBD Office        Louisville        KY        $25.4 mm     1.9%   1.34x     74.6%           $74

Total / Weighted Average                                                          $412.8 mm    31.6%   1.62x     62.9%        N/A


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                        pg 11
--------------------------------------------------------------------------------

THE CORNERSTONE PORTFOLIO

PROPERTY CHARACTERISTICS


o    Property Type:         Multifamily (8 crossed loans)
o    Yr. Built/Renovated:   Various
o    Location:              NC & VA
o    Total Size:            2,300 Units
o    Occupancy:             96%
o    Borrower Sponsor:      Cornerstone Realty Trust

                               (NYSE: TCR)




LOAN CHARACTERISTICS

o    Aggregate Balance / %Pool:  $79.8mm / 6.1%
                                 8-crossed loans
o    WA Original Loan per Unit:  $ 34,674
o    WA Coupon:                  7.35%
o    Term / Amort:               10 -yr Interest Only

o    WA LTV / DSCR:              63.9% / 1.87x
o    Springing Lockbox



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

THE CORNERSTONE PORTFOLIO                                                  pg 12
--------------------------------------------------------------------------------

[GRAPHIC OF SAMPLE PROPERTY]



                   [GRAPHIC OF COMMON AREA AT SAMPLE PROPERTY]



                                     [GRAPHIC OF COMMON AREA AT SAMPLE PROPERTY]



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 13
--------------------------------------------------------------------------------

THE RFS PORTFOLIO

PROPERTY CHARACTERISTICS

o    Property Type:                  Hospitality

o    Yr. Built/Renovated:            Various
o    Location:                       CA, GA, IL, MO, MI, FL, TX
o    Total Size:                     1,283 Rooms


                                      FY/00             U/W
                                     -------          ------
o    ADR:                            $135.5           $87.90
o    Occupancy:                        83.7%           71.4%
o    RevPAR:                         $113.49          $62.74

o    Management:                     RFS, Inc.
o    Borrower Sponsor:               RFS Hotel Investors, Inc.



LOAN CHARACTERISTICS

o    Aggregate Balance/%Pool:        $ 51.9mm / 4.0%
                                      2-crossed loans
o    WA Original Loan per Room:      $ 40,686
o    WA Coupon:                      8.00%
o    Term / Amort:                   10-year / 25-year
o    WA LTV / DSCR:                  47.7% / 2.32x
o    Hard Lock Box


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

THE RFS PORTFOLIO                                                          pg 14
--------------------------------------------------------------------------------


[GRAPHIC OF SAMPLE PROPERTY]                        [GRAPHIC OF SAMPLE PROPERTY]



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 15
--------------------------------------------------------------------------------

CRYSTAL SQUARE FOUR OFFICE BUILDING

PROPERTY CHARACTERISTICS


o    Property Type:                  Suburban Office
o    Yr. Built / Renovated:          1977 / NA
o    Location:                       Arlington, VA
o    Total Size:                     353,736 net rentable SF
o    Major Tenants:                  US Air Force (11.8% - 2006)
                                     Patent & Trademark Office
                                     (8.0% - month-to-month)
                                     Boeing Co. (7.9% - 2004)
o    Occupancy:                      99.4%
o    Borrower Sponsor:               Charles E. Smith Commercial Realty L.P.



LOAN CHARACTERISTICS
o    Balance / %Pool:                $ 49.8mm / 3.8%
o    Original Loan per SF:           $ 141
o    Coupon:                         8.07%
o    Term / Amort.:                  10-year / 30-year
o    LTV / DSCR:                     64.4% / 1.32x
o    Springing Lock Box




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

CRYSTAL SQUARE FOUR OFFICE BUILDING                                        pg 16
--------------------------------------------------------------------------------





                [GRAPHIC OF CRYSTAL SQUARE FOUR OFFICE BUILDING]




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 17
--------------------------------------------------------------------------------

ADAM GRANT OFFICE BUILDING

PROPERTY CHARACTERISTICS

o     Property Type:                  CBD High-Rise Office
o     Yr. Built/Renovated:            1908 / 2000
o     Location:                       San Francisco, CA
o     Total Size:                     189,690 net rentable SF
o     Major Tenants:                  Yipes, Inc. (28.6% - 2010)
                                      Personify, Inc. (24.7% - 2005)
                                      Chase Securities  (23.4% - 2005)
                                      Walgreens (7.0% - 2031)
o     Occupancy:                      97.8%
o     Borrower Sponsor:               SRM Associates



LOAN CHARACTERISTICS

o     Balance / %Pool:                $ 45.9mm / 3.5%
o     Original Loan per SF:           $ 243
o     Coupon:                         7.92%
o     Term / Amort.:                  10-year / 30-year
o     LTV / DSCR:                     72.9% / 1.27x
o     Springing Lockbox



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

ADAM GRANT OFFICE BUILDING                                                 pg 18
--------------------------------------------------------------------------------

[GRAPHIC OF FRONT OF ADAM GRANT OFFICE BUILDING]



                                [GRAPHIC OF FRONT OF ADAM GRANT OFFICE BUILDING]





This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 19
--------------------------------------------------------------------------------

HEALTH CARE PROPERTY INVESTORS, INC. ("HCPI") PORTFOLIO

PROPERTY CHARACTERISTICS

o   Property Type:                  6 Medical Offices
o   Yr. Built / Renovated:          Various
o   Location:                       Various
o   Total Size:                     435,010 net rentable SF
                                    -  6 office buildings
o   Occupancy:                      99.7%
o   Borrower Sponsor:               Health Care Property
                                    Investors, Inc.
                                    (NYSE: HCP)



LOAN CHARACTERISTICS

o   Aggregate Balance / %Pool:     $ 40.9mm / 3.1%
                                    - 6 crossed loans
o   WA Original Loan per SF:       $ 94
o   WA Coupon:                     7.98%
o   Term / Amort:                  10yr / 3yr IO / 30yr
o   WA LTV / DSCR:                 59.9% / 1.39x
o   Sponsor Debt Rating:           Baa2 / BBB+
                                   (Moody's / Fitch)

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

HEALTH CARE PROPERTY INVESTORS, INC. ("HCPI") PORTFOLIO                   pg 20
--------------------------------------------------------------------------------

                          [GRAPHIC OF SAMPLE PROPERTY]




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 21
--------------------------------------------------------------------------------

EMERY TECH OFFICE BUILDING

PROPERTY CHARACTERISTICS

o   Property Type:                  CBD Office
o   Yr. Built / Renovated:          1950 / 1999
o   Location:                       Emeryville, CA
o   Total Size:                     223,720 net rentable SF
o   Major Tenants:                  Andronico's (32.6% - 2013)
                                    Evolve Software (32.3% - 2007)
                                    State Farm Ins. (19.8% - 2009)
o   Occupancy:                      100%
o   Borrower Sponsor:               Ellis Partner LLC


LOAN CHARACTERISTICS

o    Balance / %Pool:                $ 40.4mm / 3.1%
o    Original Loan per SF:           $ 181
o    Coupon:                         7.75%
o    Term / Amort.:                  10-year / 30-year
o    LTV / DSCR:                     71.4% / 1.36x
o    Modified Lockbox


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

EMERY TECH OFFICE BUILDING                                                 pg 22
--------------------------------------------------------------------------------

[GRAPHIC OF EMERY TECH OFFICE BUILDING]


                               [GRAPHIC OF FRONT OF EMERY TECH OFFICE BUILDING]



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 23
--------------------------------------------------------------------------------

SIERRA III OFFICE BUILDING

PROPERTY CHARACTERICS

o     Property Type:                  Suburban Office
o     Yr. Built / Renovated:          2000 / NA
o     Location:                       Irving, TX
o     Total Size:                     247,254 net rentable SF
o     Major Tenants:                  True North Communications
                                      (100% - 2010)
o     Occupancy:                      100%
o     Borrower Sponsor:               Lexington Corporate Property Trust


LOAN CHARACTERISTICS

o     Balance / %Pool:                $ 27.1mm /2.1%
o     Original Loan per SF:           $ 110
o     Coupon:                         8.16%
o     Term / Amort.:                  10-year / 30-year
o     LTV / DSCR:                     63.1% / 1.47x
o     Springing Lock Box



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

SIERRA III OFFICE BUILDING                                                pg  24
--------------------------------------------------------------------------------


                     [GRAPHIC OF SIERRA III OFFICE BUILDING]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                        pg  25
--------------------------------------------------------------------------------

UNIVERSITY CITY HILTON HOTEL

PROPERTY CHARACTERISTICS

o     Property Type:                  Full Service Hospitality
o     Yr. Built / Renovated:          1988 / 1999
o     Location:                       Charlotte, NC
o     Total Size:                     393 Rooms



                                       FY/99               U/W
                                      -------            -------
o     ADR:                            $103.55            $103.55
o     Occupancy:                        67.9%              67.7%
o     RevPAR:                         $ 70.28             $70.07

o     Management:                     GF Management
o     Borrower Sponsor:               Ira Lubert and Ken Kochenour




LOAN CHARACTERISTICS

o     Balance / %Pool:                $ 25.9mm / 2.0%
o     Original Loan per Room:         $ 66,412
o     Coupon:                         7.79%
o     Term / Amort:                   10-year / 25-year
o     LTV / DSCR:                     57.6% / 1.73x


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

UNIVERSITY CITY HILTON HOTEL                                               pg 26
--------------------------------------------------------------------------------



                      [GRAPHIC OF UNIVERSITY CITY HILTON]



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 27
--------------------------------------------------------------------------------

THE HOMEWOOD SUITES PORTFOLIO

PROPERTY CHARACTERISTICS

o     Property Type:                  Extended-Stay Hospitality
o     Yr. Built / Renovated:          Various
o     Location:                       Various
o     Total Size:                     550 Rooms

                                       FY/00               U/W
                                      ------             ------
o     ADR:                            $92.69             $88.47
o     Occupancy:                       80.4%              74.7%
o     RevPAR:                         $74.53             $66.10

o     Management:                     Hilton
o     Borrower Sponsor:               Apple Suites, a publicly held
                                      REIT


LOAN CHARACTERISTICS

o     Aggregate Balance / %Pool:      $ 25.7mm / 2.0%
                                      5-crossed loans
o     WA Original Loan per Room:      $ 46,909
o     WA Coupon:                      9.00%
o     Term / Amort:                   10-year / 25-year
o     WA LTV / DSCR:                  54.9% / 1.72x



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                       FIRST UNION [TM]
                                                       SECURITIES

THE HOMEWOOD SUITES PORTFOLIO                                              pg 28
--------------------------------------------------------------------------------

[GRAPHIC OF SAMPLE PROPERTY]


                    [GRAPHIC OF INTERIOR OF SAMPLE PROPERTY]



                                        [GRAPHIC OF INTERIOR OF SAMPLE PROPERTY]



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

FUNB-BOA 2001 - C1                                                         pg 29
--------------------------------------------------------------------------------

BROWN & WILLIAMSON BUILDING

PROPERTY CHARACTERISTICS

o     Property Type:                  CBD Office
o     Yr. Built / Renovated:          1982 / NA
o     Location:                       Louisville, KY
o     Total Size:                     346,318 net rentable SF
o     Major Tenants:                  Brown & Williamson
                                      (65.8% - 2015)
                                      Fifth Third Bank (21.8% - 2015)
                                      Middleton & Reutlinger
                                      (8.3% - 2007)
o     Occupancy:                      96.0%
o     Borrower Sponsor:               Gerald Nudo




LOAN CHARACTERISTICS

o     Balance / %Pool:                $ 25.4mm / 1.9%
o     Original Loan per SF:           $ 74
o     Coupon:                         8.15%
o     Term / Amort.:                  10-year / 30-year
o     LTV / DSCR:                     74.6% / 1.34x



This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

BROWN & WILLIAMSON BUILDING                                                pg 30
--------------------------------------------------------------------------------


                    [GRAPHIC OF BROWN & WILLIAMSON BUILDING]


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities laws, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will be deemed superseded, amended and supplemented in their entirety by such final Offering Document.


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES

--------------------------------------------------------------------------------
                                   APPENDIX I
                            LOANS SORTED BY BALANCE
--------------------------------------------------------------------------------



FIRST UNION NATIONAL BANK-BANK OF AMERICA, N.A.  COMMERCIAL MORTGAGE TRUST SERIES 2001-C1




  LOAN                                                                                                    GENERAL
 NUMBER    PROPERTY NAME                                                     CITY            STATE     PROPERTY TYPE
--------   ---------------------------------------------------------   ------------------   -------   ----------------
   1       Crystal Square Four Office Building                            Arlington           VA          Office
   2       Adam Grant Building                                          San Francisco         CA          Office
   3       Emery Tech                                                    Emeryville           CA          Office
   4       Sierra III Office Building                                      Irving             TX          Office
   5       RFS Hotel Portfolio-Note A                                     Multiple                      Hospitality
  5.1      RFS Hotel Portfolio-Residence Inn-Torrance, CA                 Torrance            CA        Hospitality
  5.2      RFS Hotel Portfolio-Hampton Inn-Houston, TX                     Houston            TX        Hospitality
  5.3      RFS Hotel Portfolio-Residence Inn-Jacksonville, FL           Jacksonville          FL        Hospitality
  5.4      RFS Hotel Portfolio-Hampton Inn-Jacksonville, FL             Jacksonville          FL        Hospitality
   8       RFS Hotel Portfolio-Note B                                     Multiple                      Hospitality
  8.1      RFS Hotel Portfolio-Residence Inn-Atlanta, GA                   Atlanta            GA        Hospitality
  8.2      RFS Hotel Portfolio-Holiday Inn-Flint, MI                        Flint             MI        Hospitality
  8.3      RFS Hotel Portfolio-Sheraton-Clayton, MO                        Clayton            MO        Hospitality
  8.4      RFS Hotel Portfolio-Holiday Inn Express-Downers Grove, IL    Downers Grove         IL        Hospitality
   6       University City Hilton                                         Charlotte           NC        Hospitality
   7       Brown & Williamson Tower                                      Louisville           KY          Office
   9       Ashbridge Square                                            East Caln Township     PA          Retail
   10      Midway Mall                                                     Sherman            TX          Retail
   11      Coronado/Stender Business Park                                Santa Clara          CA          Office
   12      Belz Factory Outlet World                                    St. Augustine         FL          Retail
   13      Providence Place Apartments                                     Brandon            FL        Multifamily
   14      Cayman Bay Apartments                                          Las Vegas           NV        Multifamily
   15      Registry at Windsor Parke                                    Jacksonville          FL        Multifamily
   16      Mercer Yale Office Building                                     Seattle            WA          Office
   17      Deer Valley Towne Center                                        Phoenix            AZ          Retail
   18      Heatherwood Apartments                                         Charlotte           NC        Multifamily
   19      Cross Pointe Centre                                          Jacksonville          NC          Retail
   20      Trophy Chase Apartments                                     Charlottesville        VA        Multifamily
   21      Palisades Apartments                                           Las Vegas           NV        Multifamily
   22      Fountain Valley Plaza                                       Fountain Valley        CA          Retail
   23      Mercy Medical Center                                          Sacramento           CA          Office
   24      Morristown Professional Plaza                                 Morristown           NJ          Office
   25      Arbor Mill Apartments                                          Norcross            GA        Multifamily
   26      Foxfire Apartments                                              Durham             NC        Multifamily
   27      Tripp Industrial                                              Greenville           NC        Industrial
   28      La Jolla Canyon Apartments                                     San Diego           CA        Multifamily
   30      Bridgeview Tech Park                                            Hayward            CA        Industrial
   29      Jefferson at Cool Springs Apartments                           Franklin            TN        Multifamily
   31      Prides Court Apartments                                         Newark             DE        Multifamily
   32      Pacific Bay Club Apartments                                    San Diego           CA        Multifamily
   33      Northern Oaks Apts                                              Houston            TX        Multifamily
   34      Woodlane Crossing Apartments                                Edgewater Park         NJ        Multifamily
   35      Mayflower Seaside Apartments                                Virginia Beach         VA        Multifamily
   36      Quail Creek Apartments                                        Shreveport           LA        Multifamily
   37      Coventry Plaza                                                  Clinton            MD          Retail
   38      Rosewood Care Center - Swansea                                  Swansea            IL        Health Care
   39      Augusta Corporate Center                                        Augusta            GA          Office
   40      Ashley Park Apartments                                         Richmond            VA        Multifamily
   41      Trolley Square Apartments                                      Richmond            VA        Multifamily
   42      Pine Tree Plaza - Bradley                                       Bradley            IL          Retail
   43      Seventh Street San Jose Industrial                             San Jose            CA        Industrial
   44      Holiday Inn Elmhurst                                           Elmhurst            IL        Hospitality
   45      Homewood Suites-Baltimore                                      Linthicum           MD        Hospitality
   46      Coronado Business Park                                        Santa Clara          CA          Office
   47      321 Broad Avenue                                              Ridgefield           NJ          Retail
   48      Boerum Place Apartments                                        Brooklyn            NY        Multifamily
   49      Independence Place                                              Bedford            NH          Office
   50      Common Fund Building                                           Westport            CT          Office
   51      Waimalu Plaza Shopping Center                                    Aiea              HI          Retail
   52      The Lumberyard Shopping Center                                 Encinitas           CA          Retail
   53      40 Main Street                                                 Hempstead           NY          Office
   54      The Gables Apartments                                         Glen Allen           VA        Multifamily
   55      164 Indusco Court                                                Troy              MI        Industrial
   56      Balentine Plaza Shopping Center                                 Newark             CA          Retail
   57      Chateau Ridge                                                  Pine Hill           NJ        Multifamily
   58      Watauga Village Shopping Center                                  Boone             NC          Retail
   59      Foxhill Townhomes                                            Harrisonburg          VA        Multifamily
   60      Captree Village Shopping Center                               West Islip           NY          Retail
   61      Craig Valley Plaza                                             LasVegas            NV          Retail
   62      ETC Carpet Mills Building                                      La Mirada           CA        Industrial
   63      Desert Professional Plaza                                    Palm Springs          CA          Office
   64      Nieuw Amsterdam                                                 Marlton            NJ        Multifamily
   65      Maple Leaf Apartments                                         New Orleans          LA        Multifamily
   66      Crescent Gardens                                                Camden             NJ        Multifamily
   67      Clearwater Bank Tower                                         Clearwater           FL          Office
   68      The Verandahs at White Rock                                     Dallas             TX        Multifamily
   69      Lincoln Park Apartments and Townhomes                          West Lawn           PA        Multifamily
   70      Val Vista Marketplace                                           Gilbert            AZ          Retail
   71      Cherry Chase Shopping Center                                   Sunnyvale           CA          Retail
   72      Centre Stage Shopping Center                                   Norcross            GA          Retail
   73      Raley's Center                                                  Antioch            CA          Retail
   74      Boulevard Plaza Office Building                               Parsippany           NJ          Office
   75      Summer Walk Apartments                                          Concord            NC        Multifamily
   76      Paradise Trails Apartments                                      Phoenix            AZ        Multifamily
   77      Homewood Suites-Clearwater                                    Clearwater           FL        Hospitality
   78      St. Charles Corporate Center                                  St. Charles          IL          Office
   79      Walmart Rancho Cordova                                      Rancho Cordova         CA          Retail
   80      Hamilton Market Showroom                                      High Point           NC          Office
   81      Northpointe Apartments                                         Riverside           CA        Multifamily
   82      Homewood Suites-Richmond                                      Glen Allen           VA        Hospitality
   83      Lakeview Terrace                                               Eatontown           NJ        Multifamily
   84      Kensington Apartments                                       College Station        TX        Multifamily
   85      Arbor Trace Apartments                                      Virginia Beach         VA        Multifamily
   86      Chase Plaza                                                  Oklahoma City         OK         Mixed Use
   87      Bank of America Call Center                                     Fresno             CA          Office
   88      Burnsville Bluffs I and III                                   Burnsville           MN        Industrial
   89      Westview Apartments                                           St. Joseph           MI        Multifamily
   90      Parkcrest Apartments                                         Oakland Park          FL        Multifamily
   91      Orange Town & Country II                                        Orange             CA          Retail
   92      Promenade of Coral Springs                                   Coral Springs         FL          Office
   93      Woodlands Apartments                                           St. Louis           MO        Multifamily
   94      Alameda Shopping Center                                          Tulsa             OK          Retail
   95      Chapline Place Retail Center                                Prince Frederick       MD          Retail
   96      South Hill Medical Center                                      Southgate           KY          Office
   97      Post & Coach Apartments                                        Freehold            NJ        Multifamily
   98      1545 26th Street Office Building                             Santa Monica          CA          Office
   99      Cooper Square                                                   Gilbert            AZ          Retail
  100      Arbor Creek Apartments                                          Conyers            GA        Multifamily
  101      El Gato Village Shopping Center                                Los Gatos           CA          Retail
  102      BB&T Building                                                  Columbia            SC          Office
  103      Johns Creek Professional Buildings                              Suwanee            GA          Office
  104      Hampton Plaza Shopping Center                                Allison Park          PA          Retail
  105      BayMeadow                                                     Glen Burnie          MD          Office
  106      Mizner Square Retail                                          Boca Raton           FL          Retail
  107      Southwest Medical Center                                      Shrewsbury           MO          Office
  108      Builder's First Source                                        North East           MD        Industrial
  109      Creekside Plaza                                                 Shelby             NC          Retail
  110      Gordon River Apartments                                         Naples             FL        Multifamily
  111      Independence Commons Shopping Center                          Wilmington           NC          Retail
  112      Walgreen's - Nampa, ID                                           Nampa             ID          Retail
  113      Pine Tree Plaza - Spencer                                       Spencer            IA          Retail
  114      Cypress Run Apartments                                        New Orleans          LA        Multifamily
  115      Travis House Apartments                                     College Station        TX        Multifamily
  116      Yonkers Board of Education Building                             Yonkers            NY          Office
  117      MV Apartments                                                   Hialeah            FL        Multifamily
  118      Fiesta Del Norte Shopping Center                              Albuquerque          NM          Retail
  119      Staples Center                                                  Mentor             OH          Retail
  120      Rite Aid - Store #6260                                         Las Vegas           NV          Retail
  121      Walgreen's - Boise, ID                                           Boise             ID          Retail
  122      Homewood Suites-Norcross                                       Norcross            GA        Hospitality
  123      Franciscan Health Medical Building                             Harrison            OH          Office
  124      Commerce Crossings                                          Commerce Township      MI          Retail
  125      Welland Garden Apartments                                     Temple City          CA        Multifamily
  126      Higgins Gate Apartments                                       New Orleans          LA        Multifamily
  127      Basswood Crossing Shopping Center                              Ft Worth            TX          Retail
  128      Jetport Commerce Ctr I, II and III                             Ft. Myers           FL        Industrial
  129      Homewood Suites-Detroit                                         Warren             MI        Hospitality
  130      CVS - Myrtle Beach, SC                                       Myrtle Beach          SC          Retail
  131      Newmarket Shopping Center                                       Ahoskie            NC          Retail
  132      Pine Tree Plaza - Clinton                                       Clinton            IA          Retail
  133      Elm Terrace Apartments                                        Long Beach           CA        Multifamily
  134      Mt. View Medical Office Building                             Mountain View         CA          Office
  135      Pacific Center-Everett                                          Everett            WA          Retail
  136      Boiling Springs Centre                                      Boiling Springs        SC          Retail
  137      Pacific Center-Tumwater                                        Tumwater            WA          Retail
  138      Old Dominion Marketplace                                        Bristol            VA          Retail
  139      Franklin Centre Shopping Center                               Lenoir City          TN          Retail
  140      Augusta Plaza                                                   Verona             VA          Retail
  141      Juliet Office Building                                         Las Vegas           NV          Office
  142      Cambridge Apartments                                           Florence            SC        Multifamily
  143      Walgreens - White Eagle                                       Naperville           IL          Retail
  144      Genesis Square                                                Crossville           TN          Retail
  145      Northwood Lake Apartments                                     Shreveport           LA        Multifamily
  146      Lakeview Square Shopping Center                                 Rowlett            TX          Retail
  147      Karns Corner                                                   Knoxville           TN          Retail
  148      Eckerd - Medford                                            Medford Township       NJ          Retail
  149      Silver State Plaza                                             Las Vegas           NV          Office
  150      BPL Office Building                                            Las Vegas           NV          Office
  151      CVS - Little River, SC                                       Little River          SC          Retail
  152      Ashbrier Apartments                                             Fresno             CA        Multifamily
  153      Vanguard Industrial Building                                    Orlando            FL        Industrial
  154      Bromley Shopping Center                                         Norfolk            VA          Retail
  155      Warwick Terrace                                                Somerdale           NJ        Multifamily
  156      Wellington Corporate Center                                   Wellington           FL          Office
  157      Danube Plaza Shopping Center                                    Orlando            FL          Retail
  158      West Green Street Office                                       Pasadena            CA          Office
  159      El Adobe Apartments                                           Pico Rivera          CA        Multifamily
  160      Plaza 44 Shopping Center                                       Glendale            AZ          Retail
  161      Staples - Decatur, AL                                           Decatur            AL          Retail
  162      Simi Valley Retail Center                                     Simi Valley          CA          Retail
  163      1212 5th Street                                              Santa Monica          CA         Mixed Use
  164      Fowler Shopping Center                                           Tampa             FL          Retail
  165      Westwood Gardens                                               Thorofare           NJ        Multifamily
  166      Ironwood Villas Apartments                                   Moreno Valley         CA        Multifamily
  167      1325 Eastern Parkway                                           Brooklyn            NY        Multifamily
  168      Clovis and Kings Retail Center                                  Fresno             CA          Retail
  169      116th & Halsted                                                 Chicago            IL          Retail
  170      Westport Village Apartments                                  Harrisonburg          VA        Multifamily
  171      Chandler Auto Plaza                                            Chandler            AZ          Retail
  172      Chicago Apartments                                              Detroit            MI        Multifamily
  173      130-144 East Post Road                                       White Plains          NY          Retail
  174      Hollywood Video                                               Atascadero           CA          Retail
  175      Corona Apartments                                             Orangeburg           SC        Multifamily
  176      Meadow Village MHP                                              Helena             MT      Mobile Home Park
  177      Vermont Center                                                Los Angeles          CA          Retail
  178      Hospitality Inn of Sarasota                                    Sarasota            FL          Retail
  179      Tanglewood                                                     Clementon           NJ        Multifamily
  180      Tammy Brook Apartments                                       Coral Springs         FL        Multifamily
  181      Boca Heights Apartments                                       Boca Raton           FL        Multifamily
  182      Bloomfield-AutoZone                                           Bloomfield           CT          Retail


BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES


                                                             % OF        REMAINING
                                                           AGGREGATE      TERM TO                                     CUT-OFF
                                                            CUT-OFF       MATURITY      REMAINING                      DATE
  LOAN             SPECIFIC             CUT-OFF DATE         DATE          OR ARD         AMORT                         LTV
 NUMBER         PROPERTY TYPE          LOAN BALANCE ($)     BALANCE        (MOS.)      TERM (MOS.)   U/W DSCR (x)      RATIO
--------   -------------------------   ----------------   -----------   ------------   -----------   ------------   -----------
   1                                     49,844,016          3.81%          115           355           1.32          64.40%
   2                                     45,905,483          3.51%          117           357           1.27          72.87%
   3                                     40,413,874          3.09%          117           357           1.36          71.40%
   4                                     27,121,913          2.07%          115           355           1.47          63.07%
   5               Various               26,550,839          2.03%          114           294           2.32          48.01%
  5.1           Extended Stay
  5.2          Limited Service
  5.3           Extended Stay
  5.4          Limited Service
   8               Various               25,326,456          1.94%          114           294           2.32          47.43%
  8.1           Extended Stay
  8.2            Full Service
  8.3            Full Service
  8.4          Limited Service
   6             Full Service            25,932,760          1.98%          114           294           1.73          57.63%
   7                                     25,364,614          1.94%          111           351           1.34          74.60%
   9               Anchored              25,133,039          1.92%          116           356           1.23          81.07%
   10              Anchored              24,550,092          1.88%          100           334           1.30          68.19%
   11                                    23,921,563          1.83%          115           355           1.76          39.87%
   12              Anchored              23,702,380          1.81%          103           343           1.74          57.81%
   13            Conventional            20,183,996          1.54%          116           356           1.25          79.78%
   14            Conventional            19,239,355          1.47%          117           357           1.20          60.98%
   15            Conventional            18,760,000          1.43%          117           360           1.21          80.00%
   16                                    18,404,922          1.41%          115           295           1.44          62.39%
   17          Shadow Anchored           18,129,889          1.39%          114           354           1.35          65.45%
   18            Conventional            16,250,000          1.24%          118            NA           1.91          60.86%
   19              Anchored              15,225,764          1.16%          118           358           1.24          75.93%
   20            Conventional            15,000,000          1.15%          118            NA           1.86          67.57%
   21            Conventional            14,942,852          1.14%          114           354           1.22          79.70%
   22          Shadow Anchored           13,954,274          1.07%          110           350           1.25          70.48%
   23           Medical Office           13,913,154          1.06%          114           294           1.31          57.73%
   24           Medical Office           13,000,000          0.99%          114           360           1.41          58.30%
   25            Conventional            12,650,000          0.97%          117           360           1.23          77.32%
   26            Conventional            12,630,000          0.97%          117           360           1.23          76.08%
   27        Warehouse/Distribution      12,629,383          0.97%          118           358           1.55          79.18%
   28            Conventional            12,081,128          0.92%          118           358           1.20          63.27%
   30                Flex                12,000,000          0.92%          118           360           1.35          65.57%
   29            Conventional            12,000,000          0.92%          117            NA           2.13          41.03%
   31            Conventional            11,693,322          0.89%          115           295           1.25          74.73%
   32            Conventional            11,681,752          0.89%          118           358           1.20          64.90%
   33            Conventional            11,416,645          0.87%          116           356           1.21          79.28%
   34            Conventional            10,780,119          0.82%          115           295           1.25          69.95%
   35            Conventional            10,500,000          0.80%          118            NA           1.93          63.64%
   36            Conventional            10,466,521          0.80%          115           355           1.24          78.99%
   37              Anchored              10,101,202          0.77%          117           357           1.30          73.20%
   38          Skilled Nursing           10,096,291          0.77%          104           284           1.41          73.97%
   39                                     9,770,679          0.75%          115           355           1.25          71.06%
   40            Conventional             9,500,000          0.73%          118            NA           1.75          63.76%
   41            Conventional             9,500,000          0.73%          118            NA           1.88          66.43%
   42              Anchored               9,485,345          0.73%          118           358           1.21          79.71%
   43       Warehouse/Distribution        9,119,520          0.70%          119           359           1.30          74.75%
   44            Full Service             9,081,532          0.69%          105           285           1.41          61.78%
   45           Extended Stay             8,961,628          0.68%          115           295           1.56          51.65%
   46                                     8,961,127          0.68%          116           296           1.43          58.76%
   47             Unanchored              8,955,254          0.68%          115           295           1.60          63.97%
   48            Conventional             8,676,409          0.66%          116           356           1.22          74.80%
   49                                     8,473,862          0.65%          115           355           1.20          77.04%
   50                                     8,365,417          0.64%          113           353           1.26          74.69%
   51              Anchored               8,362,990          0.64%          117           357           1.28          53.40%
   52             Unanchored              8,228,300          0.63%          116           356           1.26          66.36%
   53                                     8,111,429          0.62%          114           294           1.21          79.52%
   54            Conventional             8,000,000          0.61%          118            NA           1.91          61.54%
   55                R&D                  7,734,300          0.59%          117           357           1.32          77.73%
   56              Anchored               7,730,410          0.59%           92           272           1.20          73.98%
   57            Conventional             7,722,410          0.59%          115           295           1.25          66.98%
   58              Anchored               7,591,221          0.58%          119           359           1.28          74.42%
   59            Conventional             7,437,858          0.57%          118           358           1.27          78.50%
   60              Anchored               7,253,760          0.55%          110           350           1.67          55.80%
   61             Unanchored              7,238,971          0.55%          118           358           1.34          69.42%
   62       Warehouse/Distribution        7,155,945          0.55%          114           294           1.47          54.63%
   63              Medical                7,108,087          0.54%          110           350           1.25          69.69%
   64            Conventional             6,929,355          0.53%          115           295           1.30          69.29%
   65            Conventional             6,830,236          0.52%           97           277           1.27          66.31%
   66            Conventional             6,494,437          0.50%          115           295           1.23          69.00%
   67                                     6,458,708          0.49%          117           357           1.34          74.84%
   68            Conventional             6,437,738          0.49%          109           349           1.26          79.48%
   69            Conventional             6,402,085          0.49%          115           295           1.25          72.56%
   70          Shadow Anchored            6,346,198          0.49%          112           352           1.25          74.66%
   71              Anchored               6,300,000          0.48%          117           360           1.45          65.63%
   72              Anchored               6,287,212          0.48%          117           357           1.24          78.59%
   73              Anchored               6,134,470          0.47%          116           356           1.22          67.41%
   74                                     6,027,052          0.46%          114           354           1.41          62.13%
   75            Conventional             6,000,000          0.46%          118            NA           1.84          62.50%
   76            Conventional             5,983,498          0.46%          116           356           1.33          65.75%
   77           Extended Stay             5,974,419          0.46%          115           295           1.69          56.90%
   78                                     5,964,493          0.46%          108           348           1.25          72.83%
   79              Anchored               5,784,463          0.44%          116           356           1.25          68.86%
   80                                     5,680,755          0.43%          115           355           1.69          61.75%
   81            Conventional             5,511,117          0.42%          117           357           1.26          79.30%
   82           Extended Stay             5,476,551          0.42%          115           295           1.98          57.35%
   83            Conventional             5,423,772          0.41%          115           295           1.25          71.48%
   84            Conventional             5,165,179          0.39%          117           357           1.27          74.86%
   85            Conventional             5,000,000          0.38%          118            NA           1.83          64.10%
   86           Office/Retail             4,987,140          0.38%          116           356           1.35          62.34%
   87                                     4,974,214          0.38%          115           295           1.42          60.29%
   88                R&D                  4,879,342          0.37%          116           296           1.22          75.07%
   89            Conventional             4,869,932          0.37%          117           357           1.24          79.83%
   90            Conventional             4,745,027          0.36%          115           355           1.21          79.75%
   91          Shadow Anchored            4,713,117          0.36%          116           356           1.33          74.81%
   92                                     4,440,969          0.34%          117           357           1.49          59.21%
   93            Conventional             4,224,654          0.32%          114           354           1.26          81.24%
   94              Anchored               4,183,796          0.32%          107           287           1.25          70.91%
   95              Anchored               4,161,093          0.32%          104           344           1.20          77.78%
   96           Medical Office            4,160,000          0.32%          114           360           1.51          65.00%
   97            Conventional             4,146,849          0.32%          115           295           1.25          69.80%
   98                                     4,087,277          0.31%          115           355           1.25          74.31%
   99          Shadow Anchored            4,031,702          0.31%          112           352           1.25          73.98%
  100            Conventional             3,920,000          0.30%          116           360           1.23          80.00%
  101              Anchored               3,828,441          0.29%          111           351           1.80          47.26%
  102                                     3,821,133          0.29%          115           355           1.25          73.48%
  103                                     3,742,496          0.29%          117           357           1.23          74.85%
  104              Anchored               3,710,432          0.28%          116           356           1.27          72.05%
  105           Medical Office            3,640,000          0.28%          114           360           1.45          65.00%
  106             Unanchored              3,524,219          0.27%          118           358           1.36          69.10%
  107           Medical Office            3,500,000          0.27%          114           360           1.39          63.64%
  108       Warehouse/Distribution        3,394,459          0.26%          118           358           1.35          75.43%
  109          Shadow Anchored            3,335,246          0.25%          112           352           1.26          75.46%
  110            Conventional             3,317,707          0.25%           89           261           1.25          73.73%
  111              Anchored               3,231,214          0.25%          116           356           1.23          79.78%
  112              Anchored               3,196,368          0.24%          115           355           1.21          78.92%
  113          Shadow Anchored            3,105,172          0.24%          118           358           1.25          74.64%
  114            Conventional             3,024,819          0.23%           97           277           1.61          59.31%
  115            Conventional             2,994,307          0.23%          117           357           1.21          78.80%
  116                                     2,966,099          0.23%          115           235           1.30          65.91%
  117            Conventional             2,920,140          0.22%          116           356           1.31          77.25%
  118             Unanchored              2,919,580          0.22%          107           347           1.25          72.99%
  119          Shadow Anchored            2,917,243          0.22%          116           356           1.25          74.80%
  120              Anchored               2,874,152          0.22%           66           342           1.21          69.59%
  121              Anchored               2,797,718          0.21%          115           355           1.21          79.71%
  122           Extended Stay             2,788,062          0.21%          115           295           1.76          56.90%
  123           Medical Office            2,700,000          0.21%          114           360           1.45          58.70%
  124          Shadow Anchored            2,695,756          0.21%          118           358           1.30          73.86%
  125            Conventional             2,660,025          0.20%          104           344           1.25          65.68%
  126            Conventional             2,634,520          0.20%           97           277           1.42          50.42%
  127          Shadow Anchored            2,593,063          0.20%          116           356           1.42          65.23%
  128                Flex                 2,493,811          0.19%          116           356           1.29          64.77%
  129           Extended Stay             2,489,341          0.19%          115           295           1.72          54.12%
  130              Anchored               2,467,302          0.19%          115           355           1.25          74.77%
  131              Anchored               2,432,616          0.19%          115           355           1.22          79.76%
  132          Shadow Anchored            2,431,148          0.19%          118           358           1.36          55.25%
  133            Conventional             2,400,000          0.18%          120           360           1.38          68.57%
  134           Medical Office            2,371,139          0.18%          116           296           1.25          46.49%
  135             Unanchored              2,369,921          0.18%          115           355           1.25          65.83%
  136          Shadow Anchored            2,329,694          0.18%          112           352           1.26          74.55%
  137             Unanchored              2,326,026          0.18%          116           356           1.25          69.02%
  138          Shadow Anchored            2,296,216          0.18%          118           358           1.27          74.07%
  139          Shadow Anchored            2,240,847          0.17%          113           353           1.29          69.59%
  140              Anchored               2,234,147          0.17%          116           356           1.20          79.79%
  141                                     2,221,543          0.17%          116           356           1.25          74.05%
  142            Conventional             2,218,639          0.17%          117           297           1.64          55.67%
  143              Anchored               2,196,414          0.17%          118           358           1.44          62.31%
  144              Anchored               2,164,564          0.17%          112           352           1.38          74.64%
  145            Conventional             2,143,750          0.16%          115           355           1.22          76.56%
  146          Shadow Anchored            2,089,274          0.16%          107           347           1.25          68.50%
  147              Anchored               2,040,406          0.16%          112           352           1.35          74.20%
  148              Anchored               2,007,384          0.15%          106           346           1.20          74.35%
  149              Medical                1,994,367          0.15%          116           356           1.43          57.81%
  150                                     1,986,977          0.15%          118           358           1.33          70.34%
  151              Anchored               1,971,485          0.15%          116           356           1.25          79.75%
  152            Conventional             1,942,538          0.15%          114           354           1.27          74.71%
  153       Warehouse/Distribution        1,897,918          0.15%          113           293           1.30          73.00%
  154              Anchored               1,878,128          0.14%          109           289           1.30          62.60%
  155            Conventional             1,869,114          0.14%          115           295           1.35          69.08%
  156              Medical                1,830,394          0.14%          107           347           1.45          64.22%
  157              Anchored               1,822,254          0.14%          112           292           1.25          73.78%
  158                                     1,819,694          0.14%          105           345           1.22          69.99%
  159            Conventional             1,684,673          0.13%          117           357           1.20          71.69%
  160             Unanchored              1,666,959          0.13%          117           357           1.26          73.27%
  161              Anchored               1,626,157          0.12%          117           297           1.60          60.23%
  162             Unanchored              1,595,129          0.12%          117           297           1.46          62.55%
  163      Retail/Office/Multifamily      1,497,739          0.11%          118           358           1.34          59.91%
  164             Unanchored              1,485,631          0.11%          118           358           1.30          72.47%
  165            Conventional             1,397,539          0.11%          115           295           1.31          69.88%
  166            Conventional             1,377,841          0.11%          118           358           1.32          75.71%
  167            Conventional             1,365,772          0.10%          111           351           1.20          75.46%
  168          Shadow Anchored            1,294,729          0.10%          116           296           1.32          68.14%
  169             Unanchored              1,238,952          0.09%          116           356           1.30          61.95%
  170            Conventional             1,231,904          0.09%          116           356           1.25          75.81%
  171             Unanchored              1,097,267          0.08%          116           356           1.30          68.58%
  172            Conventional             1,037,950          0.08%          113           293           1.25          76.89%
  173             Unanchored                930,276          0.07%          112           292           1.28          71.56%
  174             Unanchored                928,875          0.07%          107           295           1.29          58.05%
  175            Conventional               924,444          0.07%          116           296           1.20          66.03%
  176                                       877,904          0.07%          116           356           1.30          79.81%
  177             Unanchored                874,010          0.07%          111           291           1.25          62.43%
  178             Unanchored                855,040          0.07%          114           174           1.63          29.69%
  179            Conventional               712,965          0.05%          115           295           1.47          71.30%
  180            Conventional               598,496          0.05%          116           356           1.20          66.50%
  181            Conventional               590,516          0.05%          116           356           1.24          74.28%
  182              Anchored                 417,631          0.03%          114           294           1.30          74.58%



             CUT-OFF
            DATE LOAN                                                          LARGEST
  LOAN      AMOUNT PER                                                         TENANT
 NUMBER     (UNIT) ($)    LARGEST TENANT                                      % OF NRA
--------   ------------   -------------------------------------------------   ---------
   1           141        United States Air Force                               11.8%
   2           242        Yipes, Inc.                                           28.6%
   3           181        Andronico's                                           32.6%
   4           110        True North Communications                            100.0%
   5          43,958
  5.1
  5.2
  5.3
  5.4
   8          37,300
  8.1
  8.2
  8.3
  8.4
   6          65,987
   7            73        Brown & Williamson                                    65.8%
   9           110        AWI - Croppers Market                                 20.4%
   10           52        JC Penny                                              18.1%
   11          105        Integrated Device Technology, Inc.                    65.4%
   12           94        Nike                                                   6.0%
   13         45,459
   14         40,082
   15         72,154
   16          191        Onvia.com, Inc.                                      100.0%
   17           92        Ross Stores, Inc.                                     15.3%
   18         34,139
   19           78        Marshall's                                            15.3%
   20         35,294
   21         53,367
   22          126        Office Depot                                          22.8%
   23          164        Mercy Medical Foundation of Sacramento               100.0%
   24           84        Morristown Memorial Hospital                          36.4%
   25         46,168
   26         35,678
   27           15        Regional Storage and Transit                          72.2%
   28         76,950
   30           59        Cell Genesys                                          20.5%
   29         31,088
   31         39,371
   32         73,470
   33         25,484
   34         39,058
   35         39,623
   36         25,972
   37           93        Shopper's  Food Warehouse                             58.8%
   38         84,136
   39           75        United Healthcare                                     27.7%
   40         34,926
   41         28,788
   42           69        Marshalls                                             19.8%
   43           57        Consolidated Office Distributers, Inc.                38.8%
   44         38,319
   45         60,963
   46          175        CMOS-Soft, Inc.                                       34.5%
   47           68        Han Ah Rheum Super Market                             46.0%
   48        188,618
   49           85        Travelers Insurance                                   14.7%
   50          248        Centrport LLC                                         50.0%
   51           52        City Mill                                             28.6%
   52          103        Rokenbok Toy Company                                  15.7%
   53          121        Nassau County Government                             100.0%
   54         35,714
   55           57        US Postal Service                                     70.6%
   56           60        Food 4 Less                                           39.8%
   57         30,284
   58           91        Food Lion                                             46.1%
   59         86,487
   60           67        King Kullen                                           34.0%
   61          120        Gold's Gym                                            46.6%
   62           24        ETC Carpert Mills                                     61.0%
   63          160        Skaret/Gatto                                           8.1%
   64         40,523
   65         15,453
   66         27,060
   67           48        Bank of America                                       22.5%
   68         66,368
   69         41,572
   70          151        Hi-Health                                             15.1%
   71           90        Safeway                                               61.9%
   72           66        The Kroger Company                                    61.8%
   73           50        Raley's                                               40.4%
   74           70        Hoffman & Baron                                       10.0%
   75         37,500
   76         34,388
   77         53,343
   78          108        Alcoa, Inc.                                           32.6%
   79           48        Walmart                                              100.0%
   80           66        AL.GI.s.r.l                                           13.3%
   81         39,365
   82         44,525
   83         50,220
   84         27,043
   85         33,784
   86           31        Teleservices Resources                                15.5%
   87           91        Bank of America, NA                                  100.0%
   88           36        Jostens, Inc.                                         34.9%
   89         35,808
   90         36,783
   91          250        Mattress Discounters                                  13.3%
   92           80        Watermark                                             15.8%
   93         18,368
   94           23        Casa Bonita                                           14.5%
   95           85        Food Lion                                             67.5%
   96           74        Patient First                                         36.7%
   97         39,874
   98          280        Reelplay.com                                          61.6%
   99          152        State Farm Insurance                                  18.8%
  100         33,793
  101           65        Nob Hill Foods                                        42.2%
  102          116        Ben Stern                                             21.5%
  103          139        Children's Medical                                    26.5%
  104           47        Sears, Roebuck and Co.                                28.5%
  105           63        John Hopkins University                              100.0%
  106          176        City Mattress of Florida,Inc.                         65.8%
  107           78        Tenet Health System, D.I.                            100.0%
  108           33        Builders First Source                                100.0%
  109           78        Hibbett Sporting Goods                                14.0%
  110         34,559
  111           78        Food Lion                                             79.7%
  112          211        Walgreen's Corporation                               100.0%
  113           73        Staples                                               56.6%
  114         13,749
  115         25,375
  116           59        Yonkers Board of Education                           100.0%
  117         26,790
  118           56        Pier One Imports                                      18.3%
  119           73        Staples                                               60.2%
  120          172        Rite-Aid                                             100.0%
  121          185        Walgreen's Corporation                               100.0%
  122         30,305
  123           74        Franciscan Health System of the Ohio Valley, Inc     100.0%
  124           94        Michaels                                              83.2%
  125         32,840
  126         9,545
  127           98        Holly's Hallmark Shop                                 17.3%
  128           37        Terminix International Company                        18.4%
  129         32,754
  130          244        Revco - CVS Corp.                                    100.0%
  131           23        Piggly Wiggly                                         24.6%
  132           62        Fashion Bug                                           19.5%
  133         30,000
  134          145        El Camino Urology                                     27.2%
  135          421        7-Eleven, Inc.                                        53.2%
  136           78        Dollar Tree                                           16.7%
  137          396        7-Eleven, Inc.                                        55.4%
  138           74        Advance Stores Company, Inc.                          26.0%
  139           71        Goodys                                                55.4%
  140           47        Food Lion                                             78.4%
  141          142        Juliet Land Company                                   49.2%
  142         19,809
  143          145        Walgreens                                            100.0%
  144           67        Food Lion                                             89.3%
  145         15,312
  146          102        Blockbuster Video                                     24.4%
  147           58        Food Lion                                             82.9%
  148          184        Eckerd Drug                                          100.0%
  149          129        Silver State Credit Union                             29.2%
  150           57        Burns Int'l Security                                  10.4%
  151          195        Revco - CVS Corp.                                    100.0%
  152         21,115
  153           22        Walt Disney World Co.                                 45.5%
  154           29        Food Lion                                             51.3%
  155         26,702
  156          135        BE Aerospace, Inc.                                    23.7%
  157           22        Winn Dixie Stores, Inc.                               44.4%
  158           99        CHCG Architects                                       46.4%
  159         25,144
  160           46        HealthSouth ICM                                       27.4%
  161           68        Staples                                              100.0%
  162           57        The Salvation Army                                    28.4%
  163          251        City of Santa Monica                                  69.4%
  164           55        Dry Cleaning To Your Door                             22.4%
  165         34,938
  166         29,316
  167         31,762
  168           78        Me-N-Eds Pizza                                        23.1%
  169           65        Trak Auto                                             30.3%
  170        102,659
  171           76        General Parts, Inc.                                   25.0%
  172         14,828
  173           97        Bengal Tiger Restaurant                               35.8%
  174          124        Hollywood Video                                       60.0%
  175         12,164
  176         12,910
  177           80        El Pollo Loco                                         28.5%
  178           62        Surgery Center                                        49.2%
  179         22,999
  180         37,406
  181         45,424
  182           83        AutoZone, Inc.                                       100.0%

--------------------------------------------------------------------------------
                                  APPENDIX II
                          LOANS SORTED BY PROPERTY TYPE
--------------------------------------------------------------------------------




FIRST UNION NATIONAL BANK-BANK OF AMERICA, N.A.  COMMERCIAL MORTGAGE TRUST SERIES 2001-C1




  LOAN                                                                                                        GENERAL
 NUMBER    PROPERTY NAME                                                        CITY           STATE       PROPERTY TYPE
--------   -----------------------------------------------------------   ------------------   -------    ----------------
   38      Rosewood Care Center - Swansea                                      Swansea          IL          Health Care
   45      Homewood Suites-Baltimore                                          Linthicum         MD          Hospitality
   77      Homewood Suites-Clearwater                                        Clearwater         FL          Hospitality
   82      Homewood Suites-Richmond                                          Glen Allen         VA          Hospitality
  122      Homewood Suites-Norcross                                           Norcross          GA          Hospitality
  129      Homewood Suites-Detroit                                             Warren           MI          Hospitality
  5.1      RFS Hotel Portfolio-Residence Inn-Torrance, CA                     Torrance          CA          Hospitality
  5.3      RFS Hotel Portfolio-Residence Inn-Jacksonville, FL               Jacksonville        FL          Hospitality
  8.1      RFS Hotel Portfolio-Residence Inn-Atlanta, GA                       Atlanta          GA          Hospitality
   6       University City Hilton                                             Charlotte         NC          Hospitality
   44      Holiday Inn Elmhurst                                               Elmhurst          IL          Hospitality
  8.2      RFS Hotel Portfolio-Holiday Inn-Flint, MI                            Flint           MI          Hospitality
  8.3      RFS Hotel Portfolio-Sheraton-Clayton, MO                            Clayton          MO          Hospitality
  5.2      RFS Hotel Portfolio-Hampton Inn-Houston, TX                         Houston          TX          Hospitality
  5.4      RFS Hotel Portfolio-Hampton Inn-Jacksonville, FL                 Jacksonville        FL          Hospitality
  8.4      RFS Hotel Portfolio-Holiday Inn Express-Downers Grove, IL        Downers Grove       IL          Hospitality
   5       RFS Hotel Portfolio-Note A                                         Multiple                      Hospitality
   8       RFS Hotel Portfolio-Note B                                         Multiple                      Hospitality


   30      Bridgeview Tech Park                                                Hayward          CA          Industrial
  128      Jetport Commerce Ctr I, II and III                                 Ft. Myers         FL          Industrial
   55      164 Indusco Court                                                    Troy            MI          Industrial
   88      Burnsville Bluffs I and III                                       Burnsville         MN          Industrial
   27      Tripp Industrial                                                  Greenville         NC          Industrial
   43      Seventh Street San Jose Industrial                                 San Jose          CA          Industrial
   62      ETC Carpet Mills Building                                          La Mirada         CA          Industrial
  108      Builder's First Source                                            North East         MD          Industrial
  153      Vanguard Industrial Building                                        Orlando          FL          Industrial


   86      Chase Plaza                                                      Oklahoma City       OK           Mixed Use
  163      1212 5th Street                                                  Santa Monica        CA           Mixed Use


  176      Meadow Village MHP                                                  Helena           MT       Mobile Home Park


   13      Providence Place Apartments                                         Brandon          FL          Multifamily
   14      Cayman Bay Apartments                                              Las Vegas         NV          Multifamily
   15      Registry at Windsor Parke                                        Jacksonville        FL          Multifamily
   18      Heatherwood Apartments                                             Charlotte         NC          Multifamily
   20      Trophy Chase Apartments                                         Charlottesville      VA          Multifamily
   21      Palisades Apartments                                               Las Vegas         NV          Multifamily
   25      Arbor Mill Apartments                                              Norcross          GA          Multifamily
   26      Foxfire Apartments                                                  Durham           NC          Multifamily
   28      La Jolla Canyon Apartments                                         San Diego         CA          Multifamily
   29      Jefferson at Cool Springs Apartments                               Franklin          TN          Multifamily
   31      Prides Court Apartments                                             Newark           DE          Multifamily
   32      Pacific Bay Club Apartments                                        San Diego         CA          Multifamily
   33      Northern Oaks Apts                                                  Houston          TX          Multifamily
   34      Woodlane Crossing Apartments                                    Edgewater Park       NJ          Multifamily
   35      Mayflower Seaside Apartments                                    Virginia Beach       VA          Multifamily
   36      Quail Creek Apartments                                            Shreveport         LA          Multifamily
   40      Ashley Park Apartments                                             Richmond          VA          Multifamily
   41      Trolley Square Apartments                                          Richmond          VA          Multifamily
   48      Boerum Place Apartments                                            Brooklyn          NY          Multifamily
   54      The Gables Apartments                                             Glen Allen         VA          Multifamily
   57      Chateau Ridge                                                      Pine Hill         NJ          Multifamily
   59      Foxhill Townhomes                                                Harrisonburg        VA          Multifamily
   64      Nieuw Amsterdam                                                     Marlton          NJ          Multifamily
   65      Maple Leaf Apartments                                             New Orleans        LA          Multifamily
   66      Crescent Gardens                                                    Camden           NJ          Multifamily
   68      The Verandahs at White Rock                                         Dallas           TX          Multifamily
   69      Lincoln Park Apartments and Townhomes                              West Lawn         PA          Multifamily
   75      Summer Walk Apartments                                              Concord          NC          Multifamily
   76      Paradise Trails Apartments                                          Phoenix          AZ          Multifamily
   81      Northpointe Apartments                                             Riverside         CA          Multifamily
   83      Lakeview Terrace                                                   Eatontown         NJ          Multifamily
   84      Kensington Apartments                                           College Station      TX          Multifamily
   85      Arbor Trace Apartments                                          Virginia Beach       VA          Multifamily
   89      Westview Apartments                                               St. Joseph         MI          Multifamily
   90      Parkcrest Apartments                                             Oakland Park        FL          Multifamily
   93      Woodlands Apartments                                               St. Louis         MO          Multifamily
   97      Post & Coach Apartments                                            Freehold          NJ          Multifamily
  100      Arbor Creek Apartments                                              Conyers          GA          Multifamily
  110      Gordon River Apartments                                             Naples           FL          Multifamily
  114      Cypress Run Apartments                                            New Orleans        LA          Multifamily
  115      Travis House Apartments                                         College Station      TX          Multifamily
  117      MV Apartments                                                       Hialeah          FL          Multifamily
  125      Welland Garden Apartments                                         Temple City        CA          Multifamily
  126      Higgins Gate Apartments                                           New Orleans        LA          Multifamily
  133      Elm Terrace Apartments                                            Long Beach         CA          Multifamily
  142      Cambridge Apartments                                               Florence          SC          Multifamily
  145      Northwood Lake Apartments                                         Shreveport         LA          Multifamily
  152      Ashbrier Apartments                                                 Fresno           CA          Multifamily
  155      Warwick Terrace                                                    Somerdale         NJ          Multifamily
  159      El Adobe Apartments                                               Pico Rivera        CA          Multifamily
  165      Westwood Gardens                                                   Thorofare         NJ          Multifamily
  166      Ironwood Villas Apartments                                       Moreno Valley       CA          Multifamily
  167      1325 Eastern Parkway                                               Brooklyn          NY          Multifamily
  170      Westport Village Apartments                                      Harrisonburg        VA          Multifamily
  172      Chicago Apartments                                                  Detroit          MI          Multifamily
  175      Corona Apartments                                                 Orangeburg         SC          Multifamily
  179      Tanglewood                                                         Clementon         NJ          Multifamily
  180      Tammy Brook Apartments                                           Coral Springs       FL          Multifamily
  181      Boca Heights Apartments                                           Boca Raton         FL          Multifamily


   63      Desert Professional Plaza                                        Palm Springs        CA            Office
  149      Silver State Plaza                                                 Las Vegas         NV            Office
  156      Wellington Corporate Center                                       Wellington         FL            Office
   23      Mercy Medical Center                                              Sacramento         CA            Office
   24      Morristown Professional Plaza                                     Morristown         NJ            Office
   96      South Hill Medical Center                                          Southgate         KY            Office
  105      BayMeadow                                                         Glen Burnie        MD            Office
  107      Southwest Medical Center                                          Shrewsbury         MO            Office
  123      Franciscan Health Medical Building                                 Harrison          OH            Office
  134      Mt. View Medical Office Building                                 Mountain View       CA            Office
   1       Crystal Square Four Office Building                                Arlington         VA            Office
   2       Adam Grant Building                                              San Francisco       CA            Office
   3       Emery Tech                                                        Emeryville         CA            Office
   4       Sierra III Office Building                                          Irving           TX            Office
   7       Brown & Williamson Tower                                          Louisville         KY            Office
   11      Coronado/Stender Business Park                                    Santa Clara        CA            Office
   16      Mercer Yale Office Building                                         Seattle          WA            Office
   39      Augusta Corporate Center                                            Augusta          GA            Office
   46      Coronado Business Park                                            Santa Clara        CA            Office
   49      Independence Place                                                  Bedford          NH            Office
   50      Common Fund Building                                               Westport          CT            Office
   53      40 Main Street                                                     Hempstead         NY            Office
   67      Clearwater Bank Tower                                             Clearwater         FL            Office
   74      Boulevard Plaza Office Building                                   Parsippany         NJ            Office
   78      St. Charles Corporate Center                                      St. Charles        IL            Office
   80      Hamilton Market Showroom                                          High Point         NC            Office
   87      Bank of America Call Center                                         Fresno           CA            Office
   92      Promenade of Coral Springs                                       Coral Springs       FL            Office
   98      1545 26th Street Office Building                                 Santa Monica        CA            Office
  102      BB&T Building                                                      Columbia          SC            Office
  103      Johns Creek Professional Buildings                                  Suwanee          GA            Office
  116      Yonkers Board of Education Building                                 Yonkers          NY            Office
  141      Juliet Office Building                                             Las Vegas         NV            Office
  150      BPL Office Building                                                Las Vegas         NV            Office
  158      West Green Street Office                                           Pasadena          CA            Office


   9       Ashbridge Square                                              East Caln Township     PA            Retail
   10      Midway Mall                                                         Sherman          TX            Retail
   12      Belz Factory Outlet World                                        St. Augustine       FL            Retail
   19      Cross Pointe Centre                                              Jacksonville        NC            Retail
   37      Coventry Plaza                                                      Clinton          MD            Retail
   42      Pine Tree Plaza - Bradley                                           Bradley          IL            Retail
   51      Waimalu Plaza Shopping Center                                        Aiea            HI            Retail
   56      Balentine Plaza Shopping Center                                     Newark           CA            Retail
   58      Watauga Village Shopping Center                                      Boone           NC            Retail
   60      Captree Village Shopping Center                                   West Islip         NY            Retail
   71      Cherry Chase Shopping Center                                       Sunnyvale         CA            Retail
   72      Centre Stage Shopping Center                                       Norcross          GA            Retail
   73      Raley's Center                                                      Antioch          CA            Retail
   79      Walmart Rancho Cordova                                          Rancho Cordova       CA            Retail
   94      Alameda Shopping Center                                              Tulsa           OK            Retail
   95      Chapline Place Retail Center                                    Prince Frederick     MD            Retail
  101      El Gato Village Shopping Center                                    Los Gatos         CA            Retail
  104      Hampton Plaza Shopping Center                                    Allison Park        PA            Retail
  111      Independence Commons Shopping Center                              Wilmington         NC            Retail
  112      Walgreen's - Nampa, ID                                               Nampa           ID            Retail
  120      Rite Aid - Store #6260                                             Las Vegas         NV            Retail
  121      Walgreen's - Boise, ID                                               Boise           ID            Retail
  130      CVS - Myrtle Beach, SC                                           Myrtle Beach        SC            Retail
  131      Newmarket Shopping Center                                           Ahoskie          NC            Retail
  140      Augusta Plaza                                                       Verona           VA            Retail
  143      Walgreens - White Eagle                                           Naperville         IL            Retail
  144      Genesis Square                                                    Crossville         TN            Retail
  147      Karns Corner                                                       Knoxville         TN            Retail
  148      Eckerd - Medford                                                Medford Township     NJ            Retail
  151      CVS - Little River, SC                                           Little River        SC            Retail
  154      Bromley Shopping Center                                             Norfolk          VA            Retail
  157      Danube Plaza Shopping Center                                        Orlando          FL            Retail
  161      Staples - Decatur, AL                                               Decatur          AL            Retail
  182      Bloomfield-AutoZone                                               Bloomfield         CT            Retail
   17      Deer Valley Towne Center                                            Phoenix          AZ            Retail
   22      Fountain Valley Plaza                                           Fountain Valley      CA            Retail
   70      Val Vista Marketplace                                               Gilbert          AZ            Retail
   91      Orange Town & Country II                                            Orange           CA            Retail
   99      Cooper Square                                                       Gilbert          AZ            Retail
  109      Creekside Plaza                                                     Shelby           NC            Retail
  113      Pine Tree Plaza - Spencer                                           Spencer          IA            Retail
  119      Staples Center                                                      Mentor           OH            Retail
  124      Commerce Crossings                                             Commerce Township     MI            Retail
  127      Basswood Crossing Shopping Center                                  Ft Worth          TX            Retail
  132      Pine Tree Plaza - Clinton                                           Clinton          IA            Retail
  136      Boiling Springs Centre                                          Boiling Springs      SC            Retail
  138      Old Dominion Marketplace                                            Bristol          VA            Retail
  139      Franklin Centre Shopping Center                                   Lenoir City        TN            Retail
  146      Lakeview Square Shopping Center                                     Rowlett          TX            Retail
  168      Clovis and Kings Retail Center                                      Fresno           CA            Retail
   47      321 Broad Avenue                                                  Ridgefield         NJ            Retail
   61      Craig Valley Plaza                                                 LasVegas          NV            Retail
  106      Mizner Square Retail                                              Boca Raton         FL            Retail
  118      Fiesta Del Norte Shopping Center                                  Albuquerque        NM            Retail
  135      Pacific Center-Everett                                              Everett          WA            Retail
  137      Pacific Center-Tumwater                                            Tumwater          WA            Retail
  160      Plaza 44 Shopping Center                                           Glendale          AZ            Retail
  162      Simi Valley Retail Center                                         Simi Valley        CA            Retail
  169      116th & Halsted                                                     Chicago          IL            Retail
  171      Chandler Auto Plaza                                                Chandler          AZ            Retail
  173      130-144 East Post Road                                           White Plains        NY            Retail
  174      Hollywood Video                                                   Atascadero         CA            Retail
  177      Vermont Center                                                    Los Angeles        CA            Retail
  178      Hospitality Inn of Sarasota                                        Sarasota          FL            Retail
   52      The Lumberyard Shopping Center                                     Encinitas         CA            Retail
  164      Fowler Shopping Center                                               Tampa           FL            Retail


                                                            % OF       REMAINING
                                                          AGGREGATE     TERM TO                                   CUT-OFF
                                                           CUT-OFF     MATURITY      REMAINING                     DATE
  LOAN              SPECIFIC             Cut-Off Date       DATE        OR ARD      AMORT TERM                      LTV
 NUMBER          PROPERTY TYPE         Loan Balance ($)    BALANCE      (MOS.)        (MOS.)     U/W DSCR (x)      RATIO
--------   -------------------------   ----------------   ---------   -----------   ----------   ------------   -----------
   38           Skilled Nursing           10,096,291        0.77%         104          284           1.41         73.97%
   45            Extended Stay             8,961,628        0.68%         115          295           1.56         51.65%
   77            Extended Stay             5,974,419        0.46%         115          295           1.69         56.90%
   82            Extended Stay             5,476,551        0.42%         115          295           1.98         57.35%
  122            Extended Stay             2,788,062        0.21%         115          295           1.76         56.90%
  129            Extended Stay             2,489,341        0.19%         115          295           1.72         54.12%
  5.1            Extended Stay
  5.3            Extended Stay
  8.1            Extended Stay
   6              Full Service            25,932,760        1.98%         114          294           1.73         57.63%
   44             Full Service             9,081,532        0.69%         105          285           1.41         61.78%
  8.2             Full Service
  8.3             Full Service
  5.2           Limited Service
  5.4           Limited Service
  8.4           Limited Service
   5                Various               26,550,839        2.03%         114          294           2.32         48.01%
   8                Various               25,326,456        1.94%         114          294           2.32         47.43%


   30                 Flex                12,000,000        0.92%         118          360           1.35         65.57%
  128                 Flex                 2,493,811        0.19%         116          356           1.29         64.77%
   55                 R&D                  7,734,300        0.59%         117          357           1.32         77.73%
   88                 R&D                  4,879,342        0.37%         116          296           1.22         75.07%
   27        Warehouse/Distribution       12,629,383        0.97%         118          358           1.55         79.18%
   43        Warehouse/Distribution        9,119,520        0.70%         119          359           1.30         74.75%
   62        Warehouse/Distribution        7,155,945        0.55%         114          294           1.47         54.63%
  108        Warehouse/Distribution        3,394,459        0.26%         118          358           1.35         75.43%
  153        Warehouse/Distribution        1,897,918        0.15%         113          293           1.30         73.00%


   86            Office/Retail             4,987,140        0.38%         116          356           1.35         62.34%
  163      Retail/Office/Multifamily       1,497,739        0.11%         118          358           1.34         59.91%


  176                                        877,904        0.07%         116          356           1.30         79.81%


   13             Conventional            20,183,996        1.54%         116          356           1.25         79.78%
   14             Conventional            19,239,355        1.47%         117          357           1.20         60.98%
   15             Conventional            18,760,000        1.43%         117          360           1.21         80.00%
   18             Conventional            16,250,000        1.24%         118           NA           1.91         60.86%
   20             Conventional            15,000,000        1.15%         118           NA           1.86         67.57%
   21             Conventional            14,942,852        1.14%         114          354           1.22         79.70%
   25             Conventional            12,650,000        0.97%         117          360           1.23         77.32%
   26             Conventional            12,630,000        0.97%         117          360           1.23         76.08%
   28             Conventional            12,081,128        0.92%         118          358           1.20         63.27%
   29             Conventional            12,000,000        0.92%         117           NA           2.13         41.03%
   31             Conventional            11,693,322        0.89%         115          295           1.25         74.73%
   32             Conventional            11,681,752        0.89%         118          358           1.20         64.90%
   33             Conventional            11,416,645        0.87%         116          356           1.21         79.28%
   34             Conventional            10,780,119        0.82%         115          295           1.25         69.95%
   35             Conventional            10,500,000        0.80%         118           NA           1.93         63.64%
   36             Conventional            10,466,521        0.80%         115          355           1.24         78.99%
   40             Conventional             9,500,000        0.73%         118           NA           1.75         63.76%
   41             Conventional             9,500,000        0.73%         118           NA           1.88         66.43%
   48             Conventional             8,676,409        0.66%         116          356           1.22         74.80%
   54             Conventional             8,000,000        0.61%         118           NA           1.91         61.54%
   57             Conventional             7,722,410        0.59%         115          295           1.25         66.98%
   59             Conventional             7,437,858        0.57%         118          358           1.27         78.50%
   64             Conventional             6,929,355        0.53%         115          295           1.30         69.29%
   65             Conventional             6,830,236        0.52%          97          277           1.27         66.31%
   66             Conventional             6,494,437        0.50%         115          295           1.23         69.00%
   68             Conventional             6,437,738        0.49%         109          349           1.26         79.48%
   69             Conventional             6,402,085        0.49%         115          295           1.25         72.56%
   75             Conventional             6,000,000        0.46%         118           NA           1.84         62.50%
   76             Conventional             5,983,498        0.46%         116          356           1.33         65.75%
   81             Conventional             5,511,117        0.42%         117          357           1.26         79.30%
   83             Conventional             5,423,772        0.41%         115          295           1.25         71.48%
   84             Conventional             5,165,179        0.39%         117          357           1.27         74.86%
   85             Conventional             5,000,000        0.38%         118           NA           1.83         64.10%
   89             Conventional             4,869,932        0.37%         117          357           1.24         79.83%
   90             Conventional             4,745,027        0.36%         115          355           1.21         79.75%
   93             Conventional             4,224,654        0.32%         114          354           1.26         81.24%
   97             Conventional             4,146,849        0.32%         115          295           1.25         69.80%
  100             Conventional             3,920,000        0.30%         116          360           1.23         80.00%
  110             Conventional             3,317,707        0.25%          89          261           1.25         73.73%
  114             Conventional             3,024,819        0.23%          97          277           1.61         59.31%
  115             Conventional             2,994,307        0.23%         117          357           1.21         78.80%
  117             Conventional             2,920,140        0.22%         116          356           1.31         77.25%
  125             Conventional             2,660,025        0.20%         104          344           1.25         65.68%
  126             Conventional             2,634,520        0.20%          97          277           1.42         50.42%
  133             Conventional             2,400,000        0.18%         120          360           1.38         68.57%
  142             Conventional             2,218,639        0.17%         117          297           1.64         55.67%
  145             Conventional             2,143,750        0.16%         115          355           1.22         76.56%
  152             Conventional             1,942,538        0.15%         114          354           1.27         74.71%
  155             Conventional             1,869,114        0.14%         115          295           1.35         69.08%
  159             Conventional             1,684,673        0.13%         117          357           1.20         71.69%
  165             Conventional             1,397,539        0.11%         115          295           1.31         69.88%
  166             Conventional             1,377,841        0.11%         118          358           1.32         75.71%
  167             Conventional             1,365,772        0.10%         111          351           1.20         75.46%
  170             Conventional             1,231,904        0.09%         116          356           1.25         75.81%
  172             Conventional             1,037,950        0.08%         113          293           1.25         76.89%
  175             Conventional               924,444        0.07%         116          296           1.20         66.03%
  179             Conventional               712,965        0.05%         115          295           1.47         71.30%
  180             Conventional               598,496        0.05%         116          356           1.20         66.50%
  181             Conventional               590,516        0.05%         116          356           1.24         74.28%


   63               Medical                7,108,087        0.54%         110          350           1.25         69.69%
  149               Medical                1,994,367        0.15%         116          356           1.43         57.81%
  156               Medical                1,830,394        0.14%         107          347           1.45         64.22%
   23            Medical Office           13,913,154        1.06%         114          294           1.31         57.73%
   24            Medical Office           13,000,000        0.99%         114          360           1.41         58.30%
   96            Medical Office            4,160,000        0.32%         114          360           1.51         65.00%
  105            Medical Office            3,640,000        0.28%         114          360           1.45         65.00%
  107            Medical Office            3,500,000        0.27%         114          360           1.39         63.64%
  123            Medical Office            2,700,000        0.21%         114          360           1.45         58.70%
  134            Medical Office            2,371,139        0.18%         116          296           1.25         46.49%
   1                                      49,844,016        3.81%         115          355           1.32         64.40%
   2                                      45,905,483        3.51%         117          357           1.27         72.87%
   3                                      40,413,874        3.09%         117          357           1.36         71.40%
   4                                      27,121,913        2.07%         115          355           1.47         63.07%
   7                                      25,364,614        1.94%         111          351           1.34         74.60%
   11                                     23,921,563        1.83%         115          355           1.76         39.87%
   16                                     18,404,922        1.41%         115          295           1.44         62.39%
   39                                      9,770,679        0.75%         115          355           1.25         71.06%
   46                                      8,961,127        0.68%         116          296           1.43         58.76%
   49                                      8,473,862        0.65%         115          355           1.20         77.04%
   50                                      8,365,417        0.64%         113          353           1.26         74.69%
   53                                      8,111,429        0.62%         114          294           1.21         79.52%
   67                                      6,458,708        0.49%         117          357           1.34         74.84%
   74                                      6,027,052        0.46%         114          354           1.41         62.13%
   78                                      5,964,493        0.46%         108          348           1.25         72.83%
   80                                      5,680,755        0.43%         115          355           1.69         61.75%
   87                                      4,974,214        0.38%         115          295           1.42         60.29%
   92                                      4,440,969        0.34%         117          357           1.49         59.21%
   98                                      4,087,277        0.31%         115          355           1.25         74.31%
  102                                      3,821,133        0.29%         115          355           1.25         73.48%
  103                                      3,742,496        0.29%         117          357           1.23         74.85%
  116                                      2,966,099        0.23%         115          235           1.30         65.91%
  141                                      2,221,543        0.17%         116          356           1.25         74.05%
  150                                      1,986,977        0.15%         118          358           1.33         70.34%
  158                                      1,819,694        0.14%         105          345           1.22         69.99%


   9                Anchored              25,133,039        1.92%         116          356           1.23         81.07%
   10               Anchored              24,550,092        1.88%         100          334           1.30         68.19%
   12               Anchored              23,702,380        1.81%         103          343           1.74         57.81%
   19               Anchored              15,225,764        1.16%         118          358           1.24         75.93%
   37               Anchored              10,101,202        0.77%         117          357           1.30         73.20%
   42               Anchored               9,485,345        0.73%         118          358           1.21         79.71%
   51               Anchored               8,362,990        0.64%         117          357           1.28         53.40%
   56               Anchored               7,730,410        0.59%          92          272           1.20         73.98%
   58               Anchored               7,591,221        0.58%         119          359           1.28         74.42%
   60               Anchored               7,253,760        0.55%         110          350           1.67         55.80%
   71               Anchored               6,300,000        0.48%         117          360           1.45         65.63%
   72               Anchored               6,287,212        0.48%         117          357           1.24         78.59%
   73               Anchored               6,134,470        0.47%         116          356           1.22         67.41%
   79               Anchored               5,784,463        0.44%         116          356           1.25         68.86%
   94               Anchored               4,183,796        0.32%         107          287           1.25         70.91%
   95               Anchored               4,161,093        0.32%         104          344           1.20         77.78%
  101               Anchored               3,828,441        0.29%         111          351           1.80         47.26%
  104               Anchored               3,710,432        0.28%         116          356           1.27         72.05%
  111               Anchored               3,231,214        0.25%         116          356           1.23         79.78%
  112               Anchored               3,196,368        0.24%         115          355           1.21         78.92%
  120               Anchored               2,874,152        0.22%          66          342           1.21         69.59%
  121               Anchored               2,797,718        0.21%         115          355           1.21         79.71%
  130               Anchored               2,467,302        0.19%         115          355           1.25         74.77%
  131               Anchored               2,432,616        0.19%         115          355           1.22         79.76%
  140               Anchored               2,234,147        0.17%         116          356           1.20         79.79%
  143               Anchored               2,196,414        0.17%         118          358           1.44         62.31%
  144               Anchored               2,164,564        0.17%         112          352           1.38         74.64%
  147               Anchored               2,040,406        0.16%         112          352           1.35         74.20%
  148               Anchored               2,007,384        0.15%         106          346           1.20         74.35%
  151               Anchored               1,971,485        0.15%         116          356           1.25         79.75%
  154               Anchored               1,878,128        0.14%         109          289           1.30         62.60%
  157               Anchored               1,822,254        0.14%         112          292           1.25         73.78%
  161               Anchored               1,626,157        0.12%         117          297           1.60         60.23%
  182               Anchored                 417,631        0.03%         114          294           1.30         74.58%
   17           Shadow Anchored           18,129,889        1.39%         114          354           1.35         65.45%
   22           Shadow Anchored           13,954,274        1.07%         110          350           1.25         70.48%
   70           Shadow Anchored            6,346,198        0.49%         112          352           1.25         74.66%
   91           Shadow Anchored            4,713,117        0.36%         116          356           1.33         74.81%
   99           Shadow Anchored            4,031,702        0.31%         112          352           1.25         73.98%
  109           Shadow Anchored            3,335,246        0.25%         112          352           1.26         75.46%
  113           Shadow Anchored            3,105,172        0.24%         118          358           1.25         74.64%
  119           Shadow Anchored            2,917,243        0.22%         116          356           1.25         74.80%
  124           Shadow Anchored            2,695,756        0.21%         118          358           1.30         73.86%
  127           Shadow Anchored            2,593,063        0.20%         116          356           1.42         65.23%
  132           Shadow Anchored            2,431,148        0.19%         118          358           1.36         55.25%
  136           Shadow Anchored            2,329,694        0.18%         112          352           1.26         74.55%
  138           Shadow Anchored            2,296,216        0.18%         118          358           1.27         74.07%
  139           Shadow Anchored            2,240,847        0.17%         113          353           1.29         69.59%
  146           Shadow Anchored            2,089,274        0.16%         107          347           1.25         68.50%
  168           Shadow Anchored            1,294,729        0.10%         116          296           1.32         68.14%
   47              Unanchored              8,955,254        0.68%         115          295           1.60         63.97%
   61              Unanchored              7,238,971        0.55%         118          358           1.34         69.42%
  106              Unanchored              3,524,219        0.27%         118          358           1.36         69.10%
  118              Unanchored              2,919,580        0.22%         107          347           1.25         72.99%
  135              Unanchored              2,369,921        0.18%         115          355           1.25         65.83%
  137              Unanchored              2,326,026        0.18%         116          356           1.25         69.02%
  160              Unanchored              1,666,959        0.13%         117          357           1.26         73.27%
  162              Unanchored              1,595,129        0.12%         117          297           1.46         62.55%
  169              Unanchored              1,238,952        0.09%         116          356           1.30         61.95%
  171              Unanchored              1,097,267        0.08%         116          356           1.30         68.58%
  173              Unanchored                930,276        0.07%         112          292           1.28         71.56%
  174              Unanchored                928,875        0.07%         107          295           1.29         58.05%
  177              Unanchored                874,010        0.07%         111          291           1.25         62.43%
  178              Unanchored                855,040        0.07%         114          174           1.63         29.69%
   52              Unanchored              8,228,300        0.63%         116          356           1.26         66.36%
  164              Unanchored              1,485,631        0.11%         118          358           1.30         72.47%


             CUT-OFF
            DATE LOAN                                                          LARGEST
  LOAN      AMOUNT PER                                                          TENANT
 NUMBER     (UNIT) ($)    LARGEST TENANT                                       % OF NRA
--------   ------------   -------------------------------------------------   ----------
   38         84,136
   45         60,963
   77         53,343
   82         44,525
  122         30,305
  129         32,754
  5.1
  5.3
  8.1
   6          65,987
   44         38,319
  8.2
  8.3
  5.2
  5.4
  8.4
   5          43,958
   8          37,300


   30           59        Cell Genesys                                          20.5%
  128           37        Terminix International Company                        18.4%
   55           57        US Postal Service                                     70.6%
   88           36        Jostens, Inc.                                         34.9%
   27           15        Regional Storage and Transit                          72.2%
   43           57        Consolidated Office Distributers, Inc.                38.8%
   62           24        ETC Carpert Mills                                     61.0%
  108           33        Builders First Source                                100.0%
  153           22        Walt Disney World Co.                                 45.5%


   86           31        Teleservices Resources                                15.5%
  163          251        City of Santa Monica                                  69.4%


  176         12,910


   13         45,459
   14         40,082
   15         72,154
   18         34,139
   20         35,294
   21         53,367
   25         46,168
   26         35,678
   28         76,950
   29         31,088
   31         39,371
   32         73,470
   33         25,484
   34         39,058
   35         39,623
   36         25,972
   40         34,926
   41         28,788
   48        188,618
   54         35,714
   57         30,284
   59         86,487
   64         40,523
   65         15,453
   66         27,060
   68         66,368
   69         41,572
   75         37,500
   76         34,388
   81         39,365
   83         50,220
   84         27,043
   85         33,784
   89         35,808
   90         36,783
   93         18,368
   97         39,874
  100         33,793
  110         34,559
  114         13,749
  115         25,375
  117         26,790
  125         32,840
  126         9,545
  133         30,000
  142         19,809
  145         15,312
  152         21,115
  155         26,702
  159         25,144
  165         34,938
  166         29,316
  167         31,762
  170        102,659
  172         14,828
  175         12,164
  179         22,999
  180         37,406
  181         45,424


   63          160        Skaret/Gatto                                           8.1%
  149          129        Silver State Credit Union                             29.2%
  156          135        BE Aerospace, Inc.                                    23.7%
   23          164        Mercy Medical Foundation of Sacramento               100.0%
   24           84        Morristown Memorial Hospital                          36.4%
   96           74        Patient First                                         36.7%
  105           63        John Hopkins University                              100.0%
  107           78        Tenet Health System, D.I.                            100.0%
  123           74        Franciscan Health System of the Ohio Valley, Inc     100.0%
  134          145        El Camino Urology                                     27.2%
   1           141        United States Air Force                               11.8%
   2           242        Yipes, Inc.                                           28.6%
   3           181        Andronico's                                           32.6%
   4           110        True North Communications                            100.0%
   7            73        Brown & Williamson                                    65.8%
   11          105        Integrated Device Technology, Inc.                    65.4%
   16          191        Onvia.com, Inc.                                      100.0%
   39           75        United Healthcare                                     27.7%
   46          175        CMOS-Soft, Inc.                                       34.5%
   49           85        Travelers Insurance                                   14.7%
   50          248        Centrport LLC                                         50.0%
   53          121        Nassau County Government                             100.0%
   67           48        Bank of America                                       22.5%
   74           70        Hoffman & Baron                                       10.0%
   78          108        Alcoa, Inc.                                           32.6%
   80           66        AL.GI.s.r.l                                           13.3%
   87           91        Bank of America, NA                                  100.0%
   92           80        Watermark                                             15.8%
   98          280        Reelplay.com                                          61.6%
  102          116        Ben Stern                                             21.5%
  103          139        Children's Medical                                    26.5%
  116           59        Yonkers Board of Education                           100.0%
  141          142        Juliet Land Company                                   49.2%
  150           57        Burns Int'l Security                                  10.4%
  158           99        CHCG Architects                                       46.4%


   9           110        AWI - Croppers Market                                 20.4%
   10           52        JC Penny                                              18.1%
   12           94        Nike                                                   6.0%
   19           78        Marshall's                                            15.3%
   37           93        Shopper's  Food Warehouse                             58.8%
   42           69        Marshalls                                             19.8%
   51           52        City Mill                                             28.6%
   56           60        Food 4 Less                                           39.8%
   58           91        Food Lion                                             46.1%
   60           67        King Kullen                                           34.0%
   71           90        Safeway                                               61.9%
   72           66        The Kroger Company                                    61.8%
   73           50        Raley's                                               40.4%
   79           48        Walmart                                              100.0%
   94           23        Casa Bonita                                           14.5%
   95           85        Food Lion                                             67.5%
  101           65        Nob Hill Foods                                        42.2%
  104           47        Sears, Roebuck and Co.                                28.5%
  111           78        Food Lion                                             79.7%
  112          211        Walgreen's Corporation                               100.0%
  120          172        Rite-Aid                                             100.0%
  121          185        Walgreen's Corporation                               100.0%
  130          244        Revco - CVS Corp.                                    100.0%
  131           23        Piggly Wiggly                                         24.6%
  140           47        Food Lion                                             78.4%
  143          145        Walgreens                                            100.0%
  144           67        Food Lion                                             89.3%
  147           58        Food Lion                                             82.9%
  148          184        Eckerd Drug                                          100.0%
  151          195        Revco - CVS Corp.                                    100.0%
  154           29        Food Lion                                             51.3%
  157           22        Winn Dixie Stores, Inc.                               44.4%
  161           68        Staples                                              100.0%
  182           83        AutoZone, Inc.                                       100.0%
   17           92        Ross Stores, Inc.                                     15.3%
   22          126        Office Depot                                          22.8%
   70          151        Hi-Health                                             15.1%
   91          250        Mattress Discounters                                  13.3%
   99          152        State Farm Insurance                                  18.8%
  109           78        Hibbett Sporting Goods                                14.0%
  113           73        Staples                                               56.6%
  119           73        Staples                                               60.2%
  124           94        Michaels                                              83.2%
  127           98        Holly's Hallmark Shop                                 17.3%
  132           62        Fashion Bug                                           19.5%
  136           78        Dollar Tree                                           16.7%
  138           74        Advance Stores Company, Inc.                          26.0%
  139           71        Goodys                                                55.4%
  146          102        Blockbuster Video                                     24.4%
  168           78        Me-N-Eds Pizza                                        23.1%
   47           68        Han Ah Rheum Super Market                             46.0%
   61          120        Gold's Gym                                            46.6%
  106          176        City Mattress of Florida,Inc.                         65.8%
  118           56        Pier One Imports                                      18.3%
  135          421        7-Eleven, Inc.                                        53.2%
  137          396        7-Eleven, Inc.                                        55.4%
  160           46        HealthSouth ICM                                       27.4%
  162           57        The Salvation Army                                    28.4%
  169           65        Trak Auto                                             30.3%
  171           76        General Parts, Inc.                                   25.0%
  173           97        Bengal Tiger Restaurant                               35.8%
  174          124        Hollywood Video                                       60.0%
  177           80        El Pollo Loco                                         28.5%
  178           62        Surgery Center                                        49.2%
   52          103        Rokenbok Toy Company                                  15.7%
  164           55        Dry Cleaning To Your Door                             22.4%






BANC OF AMERICA SECURITIES
[LOGO OMITTED]

                              SALOMON SMITH BARNEY

                                                        FIRST UNION [TM]
                                                        SECURITIES